SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
             DECEMBER 8, 1997                                    1-10210



                            EXECUTIVE TELECARD, LTD.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                               13-3486421
(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)



                       1720 S. BELLAIRE STREET, 10TH FLOOR
                             DENVER, COLORADO 80222
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 691-2115


          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE

                            EXECUTIVE TELECARD, LTD.

ITEM 5    OTHER EVENTS

     On December 8, 1997, Executive Telecard, Ltd. ("Executive Telecard") issued a press release announcing the election of Christopher Vizas as its Chief Executive Officer. Mr. Vizas has served as Executive Telecard's interim Chief Executive Officer for the past four weeks since joining Executive Telecard's Board of Directors as Chairman. Enclosed as Exhibit A to this Current Report on Form 8-K and incorporated herein by reference is the text of the December 8, 1997 press release.



ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)      Exhibits.

A.        Press Release,  dated December 8, 1997,  regarding the election of Mr.
          Vizas as Chief Executive Officer of Executive Telecard.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     EXECUTIVE TELECARD, LTD.


Date:  December 9, 1997                            By:  /s/ Christopher J. Vizas
                                                        ------------------------
                                                         Christopher J. Vizas
                                                         Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit                        Description                                  Page
-------                        -----------                                  ----

  A             Press Release dated December 8, 1997

                                                                       EXHIBIT A

            CHRIS VIZAS ELECTED PERMANENT CEO OF EXECUTIVE TELECARD;
                HOGAN & HARSTON RETAINED AS GLOBAL LEGAL COUNSEL

     DENVER, Dec. 8 /PRNewswire/ -- Election of Christopher Vizas, chairman, as chief executive officer of Executive Telecard, Ltd. (Nasdaq: EXTL) was announced today by the company. His election took place at Friday's board meeting here.

     Mr. Vizas had been serving as interim chief executive since joining the board four weeks ago. His election ends an extended period of uncertain leadership, the board said.

     A veteran telecommunications executive and entrepreneur, Mr. Vizas signed a three-year agreement with the company.

     "In the past month I have verified, after digging into the details of the company, that its business is sound and the growth that has been stalled for two years is being reestablished," Mr. Vizas said.

     "My colleagues on the executive committee of the Board, Don Sledge and David Warnes, agree with me on the potential of the company and are committed to working closely with me to achieve it," Mr. Vizas added.

     "I have learned much and I have more to learn in the coming months," he continued, "but I am confident of realizing our goals."

     In other actions the board:

     Approved the establishment of an investment banking relationship, subject to final terms.

     Initiated a formal search for a chief financial officer and a general counsel.

     Hogan & Hartson, a Washington, DC, legal firm with offices in Denver and abroad, was retained by the board as primary legal counsel. On recommendation of Hogan & Hartson, the board adopted a formal code of business policies and practices designed to ensure that the company and its employees adhere always to business practices at the highest ethical level.

     Executive Telecard, founded in 1987, is an international telecommunications service company providing direct voice and data services via its WorldDirect(TM) global network to major corporate and carrier partners worldwide and providing enhancements to its partners' global calling cards. Executive Telecard's products and services include: revenue sharing partnerships, global calling cards, the only true global prepaid card platform, global Internet access (Eglobe(TM)), international and domestic toll-free service (Service 800(TM)), and multi-currency, detailed billing.

     Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Factors that impact such forward-looking statements include, among others, changes in worldwide general economic conditions, changes in interest rates, currency rates and worldwide competition.